U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 8, 2008

NUCLEAR SOLUTIONS, INC.
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.		20015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, (202) 787-1951

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities

On January 8, 2007, we issued authorized the issuance 2,887,000 shares to Denise Barbato pursuant to the debt consolidation agreement dated January 8 2004. The shares are valued at $242,508. The shares shall be issued as a partial conversion of the amount due and payable under the terms of the agreement.

We believe these securities were issued in a private transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the, “Act”) and are deemed restricted securities and may not be publicly resold, without registration under the Act or unless exempt from the registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuclear Solutions, Inc.

Dated: January 14, 2008	By:	/s/ Patrick Herda
By: Patrick Herda
Title: President